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                               AMENDMENT NO. 2 TO

                         INVESTMENT MANAGEMENT AGREEMENT

         AMENDMENT NO. 2 (this "AMENDMENT"), dated as of May 11, 1999, TO INVESTMENT MANAGEMENT AGREEMENT, dated as of September 15, 1998, by and among 212 CERTIFICATE COMPANY, a Delaware corporation (hereinafter, together with its successors and assigns, the "ISSUER"), INTEGRITY CAPITAL ADVISORS, INC., a Delaware corporation (hereinafter, together with its successors and assigns in such capacity, the "PORTFOLIO MANAGER"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Funding Agent (hereinafter, together with its successors and assigns in such capacity, the "FUNDING AGENT").

                                  WITNESSETH:

         WHEREAS, the Issuer, the Funding Agent and the Portfolio Manager have entered into an Investment Management Agreement, dated as of September 15, 1998, as amended by Amendment No. 1 thereto dated as of February 23, 1999 (as further amended, supplemented or otherwise modified and in effect from time to time, the "AGREEMENT");

         WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.

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         SECTION 2. AMENDMENTS TO AGREEMENT. The Agreement is hereby amended, effective on the first day on which each of the Issuer, the Funding Agent and the Portfolio Manager receives executed counterparts of this Amendment, as follows:

         (a) Section 4 of the Agreement shall be amended:

              (i) by deleting the name "ARM Capital" appearing in the heading thereof and by inserting the name "BlackRock Financial Management, Inc." in its place,

              (ii) by deleting the second sentence of such Section and by replacing it with the following words: "The Funding Agent, for the benefit of the Certificateholders, hereby consents to the appointment of BlackRock Financial Management, Inc. (together with its permitted successors and assigns, "BlackRock"), as exclusive investment sub-Portfolio Manager to the Portfolio pursuant to the terms of that certain Investment Manager Agreement between ARM Financial Group, Inc. and BlackRock dated as of March 9, 1999, a copy of which has been provided to the Funding Agent", and

              (iii) by deleting the third sentence thereof and by replacing it with the following words: "Notwithstanding any such delegation of its obligations hereunder by the Portfolio Manager, the Portfolio Manager may continue to exercise all of its rights under this Agreement as if such delegation had not occurred, the Portfolio Manager's obligations under this Agreement shall remain unchanged, and the Portfolio Manager shall remain solely responsible for the performance of its obligations hereunder."

         (b) Section 7(f)(v) of the Agreement shall be deleted in its entirety and shall be replaced by the following:

              "(v) on the second Business Day of each calendar week, a "Weekly Report" with respect to the Portfolio as of the Business Day immediately preceding the last Business Day of the preceding calendar week substantially in the form attached hereto as Exhibit C, which report shall include a calculation of the Shortfall Amount, if any, as of such date;".


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         SECTION 3. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

         SECTION 4. CONSENTS, BINDING EFFECT. The execution and delivery by the Issuer, the Funding Agent and the Portfolio Manager of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 8. AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Investment Management Agreement to be executed as of the date and year first above written.


                                          212 CERTIFICATE COMPANY, as Issuer


                                          By  /s/ William D. Morris
                                            ------------------------------------
                                           Name:  William D. Morris
                                           Title: CEO


                                          THE CHASE MANHATTAN BANK, as
                                           Funding Agent


                                          By
                                            ------------------------------------
                                           Name:
                                           Title:


                                          INTEGRITY CAPITAL ADVISORS, INC.,
                                           as Portfolio Manager


                                          By  /s/ William H. Panning
                                            ------------------------------------
                                           Name:  William H. Panning
                                           Title: Chief Investment Officer